UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): October 1, 2007

EL CAPITAN PRECIOUS METALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-56262	88-0482413
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1325 Airmotive Way, Suite 276, Reno, NV	89502
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (775) 786-6444

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Filed by El Capitan Precious Metals, Inc.
pursuant to Rule 425 under the Securities Act of 1933
Subject Company: Gold and Minerals Company, Inc.
Subject Company Commission File No. 2-50918

Item 1.01	Entry into a Material Definitive Agreement.

On October 1, 2007, El Capitan Precious Minerals, Inc. (the “Company” or “ECPN”) entered into a consulting agreement with Charles C. Mottley. Pursuant to the consulting agreement, Mr. Mottley has agreed to provide various services on a consulting basis, including strategic advisory services and corporate financial planning. In consideration for his services, the Company is required to pay Mr. Mottley a consulting fee in the aggregate amount of $300,000 consisting of a one-time payment of $25,000 and monthly installments thereafter, the amount of such monthly payments to be dependent upon the cash availability of the Company. The Company is not required to make the one-time $25,000 payment until such time that the Company has in excess of $250,000 in cash. The amounts of the respective monthly payments shall be from $2,500 to $10,000 per month, based upon the Company’s average daily cash balance for the month preceding the payment. The agreement is terminable by either party with written notice to the other party. In the event the Company terminates the agreement without Cause (as defined in the agreement), it shall be required to pay the consulting fee throughout the remainder of the term of the agreement. The agreement has a standard confidentiality provision and a noncompete period of one-year beyond the term of the agreement.

Mr. Mottley resigned as Chairman of the Company’s Board of Directors on September 26, 2007, and also previously served as the Company’s Chief Executive Officer and President. A copy of the consulting agreement in filed herewith as Exhibit 10.1, and is incorporated herein by reference.

Additional Information About Our Proposed Merger and Where to Find It

An offer of securities in the United States pursuant to a business combination transaction will only be made through a prospectus which is part of an effective registration statement filed with the Securities and Exchange Commission (the “SEC”). In connection with a proposed merger of ECPN and Gold and Minerals Co., Inc. (G&M”), in the event the parties enter into a definitive merger agreement and pursue the transaction, ECPN will file a registration statement on Form S-4, which will constitute a proxy statement of G&M that also constitutes a prospectus of ECPN, and other documents with the SEC. Such registration statement, however, is not currently available. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE REGISTRATION STATEMENT ON FORM S-4 AND OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE DEFINITIVE REGISTRATION STATEMENT ON FORM S-4, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ECPN, G&M AND THE PROPOSED MERGER. Once filed, shareholders and investors will be able to obtain these documents, as well as other filings containing information about ECPN and G&M, without charge at the SEC’s website (http://www.sec.gov). Copies of filings made by ECPN will also be available, without charge, once they are filed with the SEC by directing a request to ECPN’s Investor Relations at (775) 201-0168 or info@elcapitanpmi.com.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Consulting Agreement with Charles C. Mottley dated October 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL CAPITAN PRECIOUS METALS, INC.

Date: October 5, 2007	By:	/s/ R. William Wilson
R. William Wilson
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Document
10.1	Consulting Agreement with Charles C. Mottley dated October 1, 2007.